June 2016 NASDAQ: PULM Engineering the Future for Inhaled Therapeutics Exhibit 99.1

Disclaimers & Forward Looking Statements This presentation contains forward-looking statements. Forward-looking statements may be identified by the use of forward-looking terms such as “anticipates,” “assumes,” “believes,” “can,” “could,” “estimates,” “expects,” “forecasts,” “guides,” “intends,” “is confident that,” “may,” “plans,” “seeks,” “projects,” “targets,” and “would” or the negative of such terms or other variations on such terms or comparable terminology. These statements are not guarantees of future performance, are based on current expectations of future events and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including risks that we will not have sufficient working capital, that we will have delays in obtaining, or we will be unable to obtain, FDA or other regulatory approvals for our products, unable to establish collaborations, or that our products will not be commercially viable, among other risks. A discussion of these and other factors, including risks and uncertainties with respect to the Company, is set forth in the Company’s annual report on Form 10-K filed by the Company with the Securities and Exchange Commission (SEC) on March 10, 2016. Investors and security holders are urged to read this documents free of charge on the SEC’s website at http://www.sec.gov. Forward-looking statements contained in this presentation are made as of this date, and the Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise.

Pulmatrix Investment Highlights Company Overview Lexington, MA-based pharma company Focused on developing novel inhaled therapies for unmet needs in respiratory disease (NASDAQ:PULM) Fully integrated capabilities - from concept to clinical development High Value Pipeline Product candidates target COPD, asthma, cystic fibrosis (CF), and idiopathic pulmonary fibrosis (IPF) Proprietary iSPERSE Technology Engineered particles enable highly efficient delivery of drugs to the lungs Small molecules to biologics Strong IP provides protection into 2030s Funded into 2017 $14.8 million in cash (as of March 31, 2016) Funds available to develop current pipeline to key milestones Experienced Team Founded by Dr. Robert Langer (MIT) and Dr. David Edwards (Harvard) Strong Management Team/Board with a history of biotech success including pulmonary companies (AIR/Alkermes, Civitas, Sunovion, Pearl Therapeutics, Vertex)

Pulmatrix Team: A History of Biotech Success Terry McGuire BOD Investor (AIR, Cubist, Ironwood) Robert Clarke, PhD CEO (12+ years) (AIR, Alkermes) Steve Gillis, PhD BOD Investor (Immunex, Bluebird) Kurt Graves BOD Independent (Vertex) Michael Higgins BOD-Audit Chair (Genzyme) Scott Rocklage, PhD BOD Investor (Cubist, Pearl) Board of Directors Management David Hava, PhD CSO (9+ years) (Harvard) Bill Duke, MBA CFO (Genzyme, Valeritas) Mark Iwicki Chairman (Civitas, Sepracor)

Enhanced lung delivery via iSPERSE engineered particle platform High percent of drugs to the lung Reduced systemic toxicities Pulmatrix: Seeking to unlock the full potential of inhaled drugs $33 BB + Market by 20191 Select Products: Address millions of patients and broad range of diseases Pulmonary Disease Market: Growth and Opportunity Asthma: $6.6B in 20141 COPD: $5B in 20142 IPF: $830M in 2015(f)2 CF:~$300M in 2014 Cowen & Co. Therapeutic Categories Outlook, Feb 2014 GlobalData.com

Pulmatrix Pipeline: iSPERSE Pulmonary Therapeutics Product Class Indication Formulation/Feasibility Non-Clinical Phase 1 Phase 2 Addressable Market PUR0200 LAMA COPD $7.9 BB by 20191 PUR1900 Anti-fungal Cystic Fibrosis 20k patients Immuno- compromised 200k patients Allergic/invasive Asp. infection >5MM patients PUR1500 Not Disclosed IPF 140k patients Pulmatrx-Celdara Medical: Fast Track SBIR to develop novel biologic for IPF Mylan R&D collaboration (QD LAMA) Itraconazole Cowen & Co. Therapeutic Categories Outlook, Feb 2014 Itraconazole Itraconazole

iSPERSE Platform: Small, dense, dispersible, and respirable salt-containing particles Variegated formulation concepts to achieve product advantages (particle size, formulation, etc.) Clinically validated advantages over conventional technologies Broad novel IP portfolio into 2030s Particle Engineering by Spray Drying: One-step, scalable, and flexible process Experience with GMP production to kg quantities Standard production/filling equipment Stability, scalability, filling all demonstrated iSPERSE Technology Platform: Engineered for Exceptional Performance

iSPERSE Technology Platform: In House Engineering Expertise Pulmatrix iSPERSE Expertise: Fully integrated R&D team Formulation/aerosol science In house spray drying capability from bench top to Size 1 scale (non-GMP) Scale product concepts from early feasibility to kg scale (Size 1) CMC method development Commercial scale capsule based device

iSPERSE Technology Platform: Enabling High Value Product Opportunities Branded Generics of Inhaled Drugs 505(b)2 Reformulation for Inhalation NCEs for Respiratory Disease PUR0200 LAMA for COPD 22 MM – EU addressable market 35 MM – US addressable market EU Mylan partnership Lower Development Costs Lower Clinical Risk Moderate Development Costs Moderate Clinical Risk Higher Development Costs Higher Clinical Risks

PUR0200: Bronchodilator for COPD Low Mid High Drug Product Profile Branded generic iSPERSE version of a once daily Long Acting Muscarinic Antagonist (LAMA) bronchodilator Currently market version annual worldwide sales $5B ($2B EU) Clinical PD Data in COPD Patients Shows a matching patient benefit of iSPERSE vs marked product at 80% lower dose of inhaled drug

PUR0200: Clinical Design To Define Bioequivalent Formulation Targets Single dose PK study in healthy volunteers Primary outcomes: safety/tolerability; plasma PK Seven period cross-over design 42 subjects 5 PUR0200 formulations 2 periods of reference product administration Formulation parameters designed to encompass reference product Data analysis ongoing PUR0200 formulations Define relationship of formulation parameters and Cmax/AUC Establish formulation strength, lung dose and particle size to achieve equivalence to reference Primary dataset to inform pivotal BE study

PUR0200: Significant Market Potential Drug Class Muscarinic antagonist (bronchodilator) Dosing profile Once daily, inhaled Regulatory Path EU PK Bioequivalence Development Status Clinical trial completed Q2 2016 Addressable Market Size (2019)* 22MM in the EU Data from current Pharmacokinetic/Bioequivalence study triggers Mylan negotiating option for EU rights US development & commercialization rights are not covered by the Mylan agreement; ongoing conversations with potential partners for US rights US estimated prevalent cases of COPD (2019)* = 35MM * GlobalData epidemiological forecast (estimated prevalent cases of COPD)

iSPERSE Technology Platform: Enabling High Value Product Opportunities Branded Generics of Inhaled Drugs 505(b)2 Reformulation for Inhalation NCEs for Respiratory Disease PUR1900 Anti-fungal 5.0 MM - addressable market Lower Development Costs Lower Clinical Risk Moderate Development Costs Moderate Clinical Risk Higher Development Costs Higher Clinical Risks

Source: Chotirmall. Int J Biochem Cell Biol. 2014;1(52):161; Moss. Semin Respir Crit Care Med. 2015;36(2):207; Physician Interviews; ClearView Analysis. CF: Cystic Fibrosis. Pulmonary Fungal Infections: High Incidence and Impact A combination of the host’s underlying immune state as well as pathogen-driven factors ultimately determine the prevalence and overall clinical implications of fungal infections Disease Pathophysiology Disease Overview Healthy Diseased Description Patho-physiology Signs and Symptoms Impaired mucociliary clearance assists entrapment and growth Fungal colonization can lead to inflammation and airway remodeling Common symptoms include increased exacerbations and worsening lung function Misdiagnosis can lead to prolonged illness Key contributor to morbidity and mortality in infected patients

Relieves high treatment burden of oral antifungal therapy and improve outcomes Inhalation delivery provides improved safety and (likely superior) efficacy at a much lower total dose of drug Targeted delivery achieves high therapeutic dose directly to the site of infection avoiding GI/systemic exposure Sustained activity in the lung tissue and minimize resistance compared to oral itraconazole PUR1900: Inhaled Itraconazole Itraconazole Inhibits Fungal Cell Wall Synthesis Superior PK profile when delivered by inhalation Commonly used to treat Aspergillus related illness 505(b)2 development path Azole Mechanism of Action well understood Why Itraconazole: PUR1900 Anticipated Advantages:

PUR1900: Multiple Potential Indications Source: Physician Interviews; ClerView Analysis. SAFS: Severe Asthma with Fungal Sensitization. Potential PUR1900 LCM Opportunities Potential LCM Opportunities for PUR1900 Chronic Pulmonary Aspergillus SAFS Other Organ Transplant* Asthma ABPA Lung Transplant Immuno- comprimised Cystic Fibrosis Non-CF Bronchiect- asis Includes heart, kidney, liver, etc. Includes GVHD, cell transplants, HIV-AIDS, etc. Physicians identified a spectrum of potential opportunities for PUR1900 commercial footprint.

PUR1900: Product Profile Feedback Source: Physician Interviews; ClearView Analysis. DPI: Dry Powder Inhaler; SOC: Standard of Care; QOL: Quality of Life; CFQ-R: CF Respiratory Questionnaire. Profile Element Safety and Tolerability Dosing and ROA “If anything, I would anticipate that itraconazole delivered directly into the lungs will result in better patient outcomes compared to oral azoles.” “This ROA makes sense to me given the nature of the disease, and would motivate me to use this product as the preferred antifungal.” Physician Perspective Physicians viewed the safety and tolerability profile to be favorable and a key driver of overall enthusiasm Physicians, often highlighted that the direct delivery to lung tissue is superior to current SOC Key Insights Favorability Physician Reaction to Key Profile Attributes Key: ABPA FEV1 ABPA Steroid Sparing Aspergillus Bronchitis FEV1 Primary and Secondary Endpoints “No matter what the primary endpoint is, I’m willing to use a novel antifungal as long as it is approved by the FDA and provides clinical benefit.” Physicians noted both FEV1 and steroid-sparing as clinically relevant primary endpoints Low High Mod Low High Mod High Low Mod

PUR1900: Product Profile Feedback Physicians highlighted that ~85% of treated AB patients would likely be prescribed an inhaled antifungal, largely due to current dissatisfaction with available agents Source: Physician Interviews; ClearView Analysis. ABPA: Allergic Bronchopulmonary Aspergillosis. AB: Aspergillus bronchitis. Physicians estimated that ~80% and ~90% of treated ABPA and aspergillus bronchitis patients would receive PUR1900, respectively. ~75% ~80% Of the treated ABPA patients, physicians suggested that ~80% would receive an inhaled antifungal Driven by increased physician willingness to utilize an inhaled antifungal in combination with steroids as first-line therapy given PUR1900’s favorable profile Key Details ABPA Aspergillus Bronchitis Segment Product Uptake Treated ABPA Population Diagnosed ABPA Population PUR1900 Utilization ~75% ~85% 65% Treated AB Population Diagnosed AB Population PUR1900 Utilization

PUR1900: U.S. Payer Reaction Payers expressed enthusiasm for PUR1900, highlighting that an inhaled antifungal addresses a key unmet medical need in cystic fibrosis. Source: Payer Interviews; ClearView Analysis. ROA: Route of Administration; CF: Cystic Fibrosis. “I like the product. Seems like a TOBI but for fungal infections. This would be great for patients.” Key Drivers of Payer Enthusiasm Direct Delivery to the Lungs “I like that the drug is inhaled, this should directly attack the fungal infection.” Payers noted direct delivery to the lungs as superior to systemic therapies (i.e., azoles) “I would suspect product X is safer than things like oral itraconazole.” Superior Safety Profile Compared to Oral Azoles Respondents frequently cited the side-effects associated with oral azoles. “We have TOBI, and patients could use a comparable product for fungal infections.” Addresses Unmet Medical Need Payers highlighted that PUR1900 addresses an unmet medical need in CF

PUR1900: Significant Commercial Opportunity Source: Physician Interviews; ClerView Analysis. SAFS: Severe Asthma with Fungal Sensitization. Potential LCM Opportunities for PUR1900 Physicians identified a spectrum of potential opportunities for PUR1900 commercial footprint. Potential PUR1900 LCM Opportunities Chronic Pulmonary Aspergillus SAFS Other Organ Transplant* Asthma ABPA Lung Transplant Immuno- comprimised Cystic Fibrosis Non-CF Bronchiect- asis Includes heart, kidney, liver, etc. Includes GVHD, cell transplants, HIV-AIDS, etc.

iSPERSE Technology Platform: Enabling High Value Product Opportunities Branded Generics of Inhaled Drugs 505(b)2 Reformulation for Inhalation NCEs for Respiratory Disease CM-YJH01 Idiopathic pulmonary fibrosis 240,000 - addressable market Lower Development Costs Lower Clinical Risk Moderate Development Costs Moderate Clinical Risk Higher Development Costs Higher Clinical Risks

iSPERSE for Idiopathic Pulmonary Fibrosis Need for improvements on approved drugs Nintedanib and Pirfenidone Despite efficacy, significant unmet need remains GI side effects and oral bioavailability limit tolerability, use and efficacy Critical need for inhaled options to overcome side effects and enable drugs against new targets Product opportunities for Pulmatrix in 505(b)2 and NCE PUR1500: repurposing approved small molecule MOA for inhalation Celdara collaboration on novel biologic with extensive preclinical data

Share Statistics Trading Symbol PULM Total Shares Outstanding 14.5 million Financials Cash on Hand At March 31, 2016 $14.8 million Runway based on anticipated expenses mid 2017 Cap Structure Insider Ownership 55% Key Financial Data

June 2016 NASDAQ: PULM Engineering the Future for Inhaled Therapeutics